UNITED STATES

                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


                                 ------------

                                   FORM 8-K


                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): December 27, 2005

                             HARTMARX CORPORATION
              (Exact name of registrant as specified in charter)


               DELAWARE                 1-8501                   36-3217140
 (State or other jurisdiction         (Commission              (IRS Employer
          of incorporation)           File Number)          Identification No.)

        101 North Wacker Drive
           Chicago, Illinois                               60606
  (Address of principal executive offices)              (Zip Code)

                                (312) 372-6300
             (Registrant's telephone number, including area code)

                                      N/A
         (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]   Written communication pursuant to Rule 425 under the Securities Act
(17 C.F.R. 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 C.F.R. 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 C.F.R. 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement.

         On December 27, 2005, Hartmarx Corporation (the "Company") and Glenn
R. Morgan, executive vice president, chief financial officer and treasurer, entered into a letter amendment amending the terms of that certain Amended and Restated Employment Agreement dated as of August 1, 1996, as amended and restated effective as of November 27, 2000, (the "Morgan Employment Agreement") between the Company and Mr. Morgan.

         Also on December 27, 2005, Hartmarx Corporation (the "Company") and Taras R. Proczko, senior vice president, general counsel & secretary, entered into a letter amendment amending the terms of that certain Employment Agreement dated as of August 8, 2002 (the "Proczko Employment Agreement") between the Company and Mr. Proczko.

         The amendments to each of the Morgan Employment Agreement and the Proczko Employment Agreement extend the terms of those agreements for two years, through December 31, 2007. In all other respects, the Morgan Employment Agreement and the Proczko Employment Agreement remain unchanged.

         Mr. Morgan was elected to his current position as executive vice president, chief financial officer and treasurer in April 2001, and from September 1995 to April 2001, he served as executive vice president, chief financial officer.

         Mr. Proczko was elected to his current position as senior vice president, general counsel & secretary in December 2001, and from January 2000 to December 2001, he served as executive vice president, corporate counsel and secretary.


ITEM 9.01 Financial Statements and Exhibits.

         (c) Exhibits

         10-F-9 Letter Amendment dated December 27, 2005 to Employment Agreement between the Company and Glenn R. Morgan.

         10-F-10 Letter Amendment dated December 27, 2005 to Employment Agreement between the Company and Taras R. Proczko.

                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   HARTMARX CORPORATION


                                                   /s/ TARAS R. PROCZKO
                                                   ----------------------------
                                                   Taras R. Proczko
                                                   Senior Vice President
Dated: December 27, 2005

EXHIBIT LIST


         Exhibit Number             Description
         --------------             ---------------

         10-F-9 Letter Amendment dated December 27, 2005 to Employment Agreement between the Company and Glenn
                           R. Morgan.

         10-F-10 Letter Amendment dated December 27, 2005 to Employment Agreement between the Company and Taras
                           R. Proczko.